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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2008

                               VERINT SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                       0-49790                     11-3200514
  (State or Other           (Commission File Number)          (IRS Employer
  Jurisdiction of                                           Identification No.)
  Incorporation)

330 South Service Road, Melville, New York                    11747
  (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (631) 962-9600

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


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         Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)      Director Resignation
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         On October 28, 2008, Avi T. Aronovitz, a director of Verint Systems
Inc. (the "Company"), entered into a letter agreement with Comverse Technology, Inc. ("Comverse"), the Company's majority stockholder, providing for the termination of Mr. Aronovitz's employment with Comverse effective as of the close of business on November 30, 2008 and for Mr. Aronovitz's resignation from the Company's board of directors on this same date or such earlier date as may be requested by Comverse.

                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Verint Systems Inc.



Date: October 31, 2008

                                             By:   /s/ Peter Fante
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                                             Name:       Peter Fante
                                             Title:      Chief Legal Officer